                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12


                               SUPPORT.COM, INC
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------

     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

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


                          [LOGO OF SUPPORT.COM, INC.]

                               SUPPORT.COM, INC.
                                  575 Broadway
                         Redwood City, California 94063
                                 (650) 556-9440

                                                                  April 30, 2001

Dear Stockholder:

   You are cordially invited to attend the Annual Meeting of Stockholders of Support.com, Inc. that will be held on Wednesday, June 13, 2001, at 10:00 a.m., local time, at the Hotel Sofitel at 223 Twin Dolphin Drive, Redwood City, California.

   The formal notice of the Annual Meeting and the Proxy Statement have been made a part of this invitation.

   After reading the Proxy Statement, please mark, date, sign and return, at an early date, the enclosed proxy form in the enclosed prepaid envelope, to ensure that your shares will be represented. YOUR SHARES CANNOT BE VOTED UNLESS YOU SUBMIT YOUR VOTE BY PHONE, BY INTERNET, BY COMPLETING, SIGNING, DATING AND RETURNING THE ENCLOSED PROXY FORM OR BY ATTENDING THE ANNUAL MEETING IN PERSON.

   A copy of the Company's 2000 Annual Report to Stockholders is also enclosed.

   The Board of Directors and management look forward to seeing you at the meeting.


                                          Sincerely yours,


                                          /s/ Radha R. Basu
                                          Radha R. Basu
                                          President, Chief Executive Officer
                                           and Chairman of the Board

                               SUPPORT.COM, INC.

                               ----------------

                    Notice of Annual Meeting of Stockholders
                            to be held June 13, 2001

                               ----------------

To the Stockholders of Support.com, Inc.:

   The Annual Meeting of Stockholders of Support.com, Inc., a Delaware corporation (the "Company"), will be held at the Hotel Sofitel at 223 Twin Dolphin Drive, Redwood City, California, 94065, on Wednesday, June 13, 2001, at 10:00 a.m., local time, for the following purposes:

     1. To elect directors to serve until the 2002 Annual Meeting of Stockholders and thereafter until their successors are elected and qualified;

     2. To ratify the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2001; and

     3. To transact such other business as may properly be brought before the Annual Meeting and any adjournment(s) of the Annual Meeting.

   Stockholders of record as of the close of business on April 25, 2001 are entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. A complete list of stockholders entitled to vote at the Annual Meeting will be available at the Secretary's office, 575 Broadway, Redwood City, California, for ten days before the meeting.

   It is important that your shares are represented at this meeting. Even if you plan to attend the meeting, we hope that you will promptly submit your vote by phone, by Internet or by completing, signing, dating and returning the enclosed proxy form. This will not limit your right to attend or vote at the meeting.

                                          By Order of the Board of Directors

                                          /s/ Brian M. Beattie
                                          Brian M. Beattie
                                          Senior Vice President, Finance and
                                           Administration, Chief Financial
                                           Officer and Secretary

Redwood City, California
April 30, 2001

                               SUPPORT.COM, INC.
                                  575 Broadway
                         Redwood City, California 94063

                               ----------------

                                PROXY STATEMENT

                               ----------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

General

   The enclosed Proxy is solicited on behalf of the Board of Directors of Support.com, Inc. (which we will refer to as the "Company" or "Support.com" throughout this Proxy Statement) for use at the Annual Meeting of Stockholders to be held at the Hotel Sofitel located at 223 Twin Dolphin Drive, Redwood City, California, 94065, on Wednesday, June 13, 2001, at 10:00 a.m., local time, and at any adjournment(s) thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Company's principal executive offices are located at the address listed at the top of the page and the telephone number is (650) 556-9440.

   The Company's Annual Report, containing financial statements for the fiscal year ended December 31, 2000, is being mailed together with these proxy solicitation materials to all stockholders entitled to vote. This Proxy Statement, the accompanying Proxy Form and the Company's Annual Report will first be mailed on or about May 11, 2001 to all stockholders entitled to vote at the meeting.

   THE COMPANY SHALL PROVIDE WITHOUT CHARGE TO EACH STOCKHOLDER SOLICITED BY THESE PROXY SOLICITATION MATERIALS A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, TOGETHER WITH THE FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES REQUIRED TO BE FILED WITH THE ANNUAL REPORT, UPON REQUEST OF THE STOCKHOLDER MADE IN WRITING TO SUPPORT.COM, INC., 575 BROADWAY, REDWOOD CITY, CALIFORNIA, 94063, ATTN: DIRECTOR, INVESTOR RELATIONS.

Record Date and Share Ownership

   Stockholders of record at the close of business on April 25, 2001 (which we will refer to as the "Record Date" throughout this Proxy Statement) are entitled to notice of and to vote at the meeting and at any adjournment(s) thereof. The Company has one series of Common Stock issued and outstanding, designated as Common Stock, $0.0001 par value per share. As of the Record Date, approximately 33,365,389 shares of the Company's Common Stock were issued and outstanding and entitled to vote.

How You Can Vote

   Stockholders of record may vote their shares at the Annual Meeting either in person or by proxy. To vote by proxy, stockholders should mark, date, sign and mail the enclosed proxy form in the prepaid envelope. Returning a proxy form will not affect a stockholder's right to vote if the stockholder attends the Annual Meeting and wants to vote in person. Registered stockholders can simplify their voting by calling (800) 676-5925 or by voting via the Internet at http://www.proxyvoting.com/support. Telephone and Internet voting information is provided on the proxy form if these options are available to you. Votes submitted via the Internet or by telephone must be received by 12:00 midnight, Eastern Daylight Time, on June 11, 2001. Voting by telephone or via the Internet will not affect a stockholder's right to vote in person should the stockholder decide to attend the Annual Meeting.

   Stockholders holding shares through a bank or broker should follow the voting instructions on the proxy form received. The availability of telephone and Internet voting will depend on bank or broker voting processes.

Revocability of Proxies

   Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use at the meeting by (a) delivering to the Company at its principal offices (Attention: Director, Investor Relations) (i) a written notice of revocation or (ii) a duly executed proxy form bearing a later date or (b) attending the meeting and voting in person.

Voting

   On all matters, each share has one vote. Directors are elected by a plurality vote. The nominees for the seven director seats who receive the most affirmative votes of shares present in person or represented by proxy and entitled to vote on this proposal at the meeting will be elected to serve as directors. Each of the other proposals submitted for stockholder approval at the Annual Meeting will be decided by the affirmative vote of the majority of the shares present in person or represented by proxy at the meeting entitled to vote on such proposal.

Solicitation of Proxies

   The cost of soliciting proxies will be borne by the Company. The Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone or facsimile.

Quorum; Abstentions; Broker Non-Votes

   Votes cast by proxy or in person at the Annual Meeting ("Votes Cast") will be tabulated by the Inspector of Elections (the "Inspector"), with the assistance of the Company's transfer agent. The Inspector will also determine whether or not a quorum is present. Except in certain specific circumstances, the affirmative vote of a majority of shares present in person or represented by proxy at a duly held meeting at which a quorum is present is required under Delaware law for approval of proposals presented to stockholders. In general, Delaware law provides that a quorum consists of a majority of shares entitled to vote and present or represented by proxy at the meeting.

   The Inspector will treat shares that are voted WITHHELD or ABSTAIN as being present and entitled to vote for purposes of determining the presence of a quorum but will not be treated as votes in favor of approving any matter submitted to the stockholders for a vote. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, the shares will be voted (i) for the election of the nominees for directors set forth herein; (ii) for the ratification of Ernst &Young LLP, as independent public accountants of the Company for the fiscal year ending December 31, 2001; and (iii) upon such other business as may properly come before the Annual Meeting or any adjournment thereof in accordance with the discretion of the proxyholder but will not be voted in the election of directors. Proxies that are not returned will not be counted in determining the presence of a quorum and will not be counted toward any vote.

   If a broker indicates on the enclosed proxy form or its substitute that such broker does not have discretionary authority as to certain shares to vote on a particular matter (broker non-votes), those shares will not be considered as present with respect to that matter. The Company believes that the tabulation procedures to be followed by the Inspector are consistent with the general statutory requirements in Delaware concerning voting of shares and determination of a quorum.

   In a 1988 Delaware case, Berlin v. Emerald Partners, the Delaware Supreme Court held that while broker non-votes may be counted for purposes of determining the presence or absence of a quorum for the transaction of business, broker non-votes should not be counted for purposes of determining the number of votes cast with respect to the particular proposal on which the broker has expressly not voted. Broker non-votes with respect to proposals set forth in this Proxy Statement will therefore not be considered "Votes Cast" and, accordingly, will not affect the determination as to whether the requisite majority of Votes Cast has been obtained with respect to a particular matter.

Deadline for Receipt of Stockholder Proposals

   Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company's 2002 Annual Meeting must be received by the Secretary of the Company no later than January 1, 2002 in order that they may be included in the Company's proxy statement and form of proxy relating to that meeting.

   A stockholder proposal not included in the Company's proxy statement for the 2002 Annual Meeting will be ineligible for presentation at the meeting unless the stockholder gives timely notice of the proposal in writing to the Secretary of the Company at the principal executive offices of the Company and otherwise complies with the provisions of the Company's Bylaws. To be timely, the Company's Bylaws provide that the Company must have received the stockholder's notice not less than 50 days nor more than 75 days prior to the scheduled date of such meeting. However, if notice or prior public disclosure of the date of the annual meeting is given or made to stockholders less than 65 days prior to the meeting date, the Company must receive the stockholder's notice by the earlier of (i) the close of business on the 15th day after the earlier of the day the Company mailed notice of the annual meeting date or provided such public disclosure of the meeting date and (ii) two days prior to the scheduled date of the annual meeting.

                                   IMPORTANT

 PLEASE SUBMIT YOUR INSTRUCTIONS BY PHONE, BY INTERNET, OR BY COMPLETING, MARKING, SIGNING AND DATING THE ENCLOSED PROXY FORM AND RETURNING IT AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED POSTAGE-PREPAID RETURN ENVELOPE SO THAT, WHETHER YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING OR NOT, YOUR SHARES CAN BE VOTED, THIS WILL NOT LIMIT YOUR RIGHTS TO ATTEND OR VOTE AT THE ANNUAL MEETING.

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

Nominees

   The Board of Directors proposes the election of seven (7) directors of the Company to serve until the next annual meeting of stockholders and thereafter until their successors are elected and qualified. If any nominee is unable or declines to serve as director at the time of the Annual Meeting, an event not now anticipated, proxies will be voted for any nominee designated by the Board of Directors to fill the vacancy.

   Names of the nominees and certain biographical information about them as of March 31, 2001 are set forth below:

         Name          Age           Business Experience and Education
         ----          ---           ---------------------------------
 Radha R. Basu.......   50 Ms. Basu has served as president, chief executive
                           officer and as a director of Support.com since July
                           1999. Ms. Basu has served as chairman since January
                           2001. Ms. Basu worked at Hewlett-Packard Company, a
                           computing and imaging solutions provider company,
                           from November 1978 to January 1999, and held various
                           general management positions, most recently the
                           general manager of the electronic business software
                           organization. Ms. Basu also serves as chairman of
                           the board of directors of Seec, Inc., an eBusiness
                           solutions company. Ms. Basu holds a B.S. in
                           engineering from the University of Madras, a masters
                           degree in electrical engineering and computer
                           science from the University of Southern California
                           and is a graduate of the Stanford University
                           executive management program.

 Manuel F. Diaz......   66 Mr. Diaz has served as a director of Support.com
                           since April 2000. Mr. Diaz worked at Hewlett-Packard
                           Company, a computing and imaging solutions provider
                           company, from November 1982 to February 1999, and
                           held various general management positions, most
                           recently the vice president for customer advocacy.
                           Mr. Diaz holds a B.S. in electrical engineering from
                           the University of Havana, a masters degree in solid-
                           state physics from the University of Cincinnati and
                           is a graduate of the Stanford University executive
                           management program.

 Bruce Golden........   42 Mr. Golden has served as a director of Support.com
                           since June 1998. Since September 1997, Mr. Golden
                           has served initially as entrepreneur-in-residence
                           and then as a partner at Accel Partners, a venture
                           capital firm. From 1993 to August 1996, Mr. Golden
                           served as a vice president of marketing at Illustra
                           Information Technology, which was acquired by
                           Informix Corporation, a database company, in 1996.
                           Mr. Golden was employed by Informix Corporation
                           after the acquisition. Mr. Golden holds a B.A. in
                           political science from Columbia University and an
                           MBA from Stanford University.

 Claude M. Leglise...   45 Mr. Leglise has served as a director of Support.com
                           since January 2001. He has held various general
                           management positions at Intel Corporation, a
                           semiconductor company, since 1982. Mr. Leglise is
                           currently vice president and general manager of the
                           home products group of Intel Corporation and has
                           served as vice president of the content group,
                           director of worldwide developer relations, director
                           of marketing in the microprocessor division and
                           general manager of the supercomputer components
                           operation. Mr. Leglise holds a bachelor degree in
                           electrical engineering from ENSAM, in Paris, France,
                           a masters degree in electrical engineering from
                           ENSAM and an MBA from Stanford University.

         Name          Age           Business Experience and Education
         ----          ---           ---------------------------------
 Christopher W.
  Lochhead...........   32 Mr. Lochhead has served as a director of Support.com
                           since January 2001. He is currently an independent
                           strategy/marketing consultant. From April 1998 to
                           January 2001, Mr. Lochhead served as chief marketing
                           officer at Scient Corporation, a professional
                           services firm. From June 1996 to April 1998, Mr.
                           Lochhead served as an executive vice president at
                           The Vantive Corporation, a customer relationship
                           management software company, now part of PeopleSoft,
                           Inc. From December 1993 to June 1996, Mr. Lochhead
                           served as president of Always an Adventure
                           International, a strategy consulting firm.

 Edward S. Russell...   40 Mr. Russell has served as a director of Support.com
                           since June 1998. Since October 1996, Mr. Russell
                           served as a general partner at SOFTBANK Technology
                           Ventures, Inc., a venture capital firm. From 1988 to
                           October 1996, Mr. Russell served as the executive
                           director at SBC Warburg, an investment bank. He is a
                           director of Buy.com, a multi-category Internet
                           superstore. Mr. Russell received his B.S. in
                           computer science from Carnegie Mellon University and
                           an executive MBA from London School of Business.

 Roger J. Sippl......   46 Mr. Sippl has served as a director of Support.com
                           since January 1999. Since August 1995, he has served
                           as the managing partner of Sippl Macdonald Ventures,
                           a venture capital firm. From December 1990 to 1996,
                           Mr. Sippl co-founded and served as a director of The
                           Vantive Corporation, a customer relationship
                           management solutions company. From 1996 to 1998, he
                           served as chairman of the board of The Vantive
                           Corporation. From February 1993 until March 1998,
                           Mr. Sippl was the founder and served as the chief
                           executive officer and chairman of the board of
                           Visigenic Software, Inc., a software tools provider
                           company. Mr. Sippl holds a B.S. in computer science
                           from the University of California at Berkeley.

Required Vote

   The nominees for the seven director seats who receive the most affirmative votes of shares present in person or represented by proxy and entitled to vote on this proposal at the meeting will be elected to serve as directors. Unless marked to the contrary, proxies received will be voted "FOR" the nominees.

   The Board of Directors recommends a vote "FOR" election as director of the nominees set forth above.

Board Meetings and Committees

   The Board of Directors held 16 meetings during 2000. All directors attended at least 75% of the aggregate number of meetings of the Board of Directors and of the committees on which such directors serve, except as noted below. Christopher Lochhead and Claude Leglise were appointed to the Board of Directors in January 2001, and therefore, did not attend any meetings as directors in 2000. Manuel Diaz attended at least 75% of the meetings held from the time of his appointment to the Board of Directors in April 2000.

   The Board of Directors has a standing Compensation Committee, an Audit Committee and a Non-section 16 Option Plan Committee (the "Option Committee").

   The members of the Compensation Committee are Bruce Golden and Roger J. Sippl. The Compensation Committee held one meeting during 2000. The Compensation Committee's primary functions are to review the performance and establish the compensation of the Company's executive officers, to recommend guidelines for the review of the performance and the establishment of compensation and benefit policies for all other employees and to administer the Company's compensation plans and programs.

   The members of the Audit Committee are three non-employee directors, Edward
S. Russell, Bruce Golden and Manuel Diaz, each of whom has been determined to be independent as defined by the Nasdaq Marketplace Rules. A copy of the Audit Committee Charter adopted in 2000 is included herein as Appendix A. The Audit Committee held two meetings during 2000. The Audit Committee's primary functions are to review the scope of the annual audit, monitor the independent auditor's relationship with the Company, advise and assist the Board of Directors in evaluating the independent auditor's examination, supervise the Company's financial and accounting organization and financial reporting, and nominate, for approval of the Board of Directors, a firm of certified public accountants whose duty it is to audit the financial records of the Company for the fiscal year for which it is appointed.

   The member of the Option Committee is Radha R. Basu. The Option Committee's primary function is to determine stock-based compensation awards for the Company's non-section 16 reporting employees. The Option Committee took action on 11 occasions during 2000.

Compensation of Directors

   Directors who are employees of the Company do not receive any fees for service on the Board of Directors. We reimburse each member of the Board of Directors who is not an employee of the Company for out-of-pocket expenses incurred in connection with attending board meetings. Pursuant to the Company's 2000 Omnibus Equity Incentive Plan (the "2000 Incentive Plan"), nonemployee directors of the Company are automatically granted options to purchase shares of the Company's Common Stock. Under the 2000 Incentive Plan, each nonemployee director will be granted an option to purchase Common Stock as determined by the full Board of Directors on the date on which he or she first becomes a nonemployee director. Thereafter, following the conclusion of each regular annual meeting of the Company's Stockholders, each nonemployee director shall be automatically granted an additional option to purchase 8,000 shares of Common Stock (a "Subsequent Option") if, on such date, he or she will continue to serve on the Company's Board of Directors. Each Subsequent Option shall be immediately exercisable on the date of grant. Options granted under the 2000 Incentive Plan have an exercise price equal to the fair market value of the Company's Common Stock on the date of grant and a term of ten (10) years. The Company granted options to nonemployee directors in 2000 pursuant to its 1998 Stock Option Plan (the "1998 Option Plan"). In April 2000 and June 2000, the Company granted to Manuel Diaz nonstatutory stock options to purchase 60,000 and 40,000 shares, respectively, of Common Stock at an exercise price of $9.00 per share under the 1998 Option Plan. The Company shall not make any future grants under the 1998 Option Plan.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

   In January 2000, the Company loaned $672,075.60 to Radha Basu, the Company's President, Chief Executive Officer and Chairman of the Board of Directors. The loan bears interest at a rate of 5.86% per annum. The loan is a full recourse loan and secured by Ms. Basu's 1,680,189 shares of the Company's Common Stock. Fifty percent of the principal and interest is due and payable on July 18, 2001. The remaining fifty percent is due on July 18, 2002.

   In July 2000, the Company loaned $540,000 to Manual Diaz, a member of the Board of Directors. The loan bears interest at the rate of 5.86% per annum. The loan is a full recourse loan and is secured by Mr. Diaz's 60,000 shares of the Company's Common Stock. The principal and interest is due and payable on July 18, 2001.

   In January 2000, the Company loaned $504,000 to Brian Beattie, the Company's Chief Financial Officer, Senior Vice President of Finance and Administration. The loan bears interest at the rate of 5.86% per annum. The loan is a full recourse loan and is secured by Mr. Beattie's 560,000 shares of Common Stock. The principal and interest is due and payable on July 18, 2001.

   In November 1999, the Company loaned $495,000, bearing interest at a rate of 5.86% per annum, to Mark Pincus, the Company's former President, Chief Executive Officer and Chairman. The principal amount of the loan was amended in fiscal year 2000 to reflect shares repurchased by the Company. The principal and interest have been repaid in full.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

   The following table sets forth certain information as of March 31, 2001 as to shares of the Common Stock beneficially owned by: (i) each person who is known by the Company to own beneficially more than 5% of the Common Stock, (ii) each of the Company's directors, (iii) each of the Company's executive officers named under "Executive Compensation--Summary Compensation Table," and (iv) all directors and executive officers of the Company as a group. Ownership information is based upon information furnished by the respective individuals or entities, as the case may be.

  Name and Address of Beneficial    Shares Beneficially Percentage Beneficially
            Owner (1)                    Owned (2)              Owned(2)
  ------------------------------    ------------------- -----------------------
5% Stockholders:

Mark Pincus
 1184 Snowcrest Street
 Alpine Meadows, California
  96146...........................       4,513,369               13.5%

Entities affiliated with SOFTBANK
 Technology Ventures IV L.P. (3)
 200 West Evelyn Avenue, Suite 200
 Mountain View, California 94043..       3,161,839                9.5

Entities affiliated with Accel VI
 L.P. (4)
 c/o Accel Partners
 428 University Avenue
  Palo Alto, California 94301.....       3,178,397                9.5

Bowman Capital Management, LLC (5)
 1875 South Grant Street, Suite
 600
  San Mateo, California 94402.....       2,277,359                6.8

The TCW Group, Inc. (6)
 865 South Figueroa Street
 Los Angeles, California 90017....       1,925,248                5.8

Executive Officers and Directors:

Radha R. Basu (7).................       1,723,978                5.2

Manuel F. Diaz (8)................         100,000                 *

Bruce Golden......................          50,000                 *

Claude M. Leglise (9).............           5,000                 *

Christopher W. Lochhead (10)......           7,500                 *

Edward S. Russell (3)(11).........       3,161,839                9.5

Roger J. Sippl (12)...............         602,072                1.8

Brian M. Beattie (13).............         592,590                1.8

Scott Dale (14)...................       2,422,155                7.2

Cadir Lee (15)....................       2,435,155                7.3

Lucille Hoger (16)................         300,041                 *

Anthony Rodoni (17)...............         453,790                1.4

All directors and executive
 officers as a group (12 persons)
 (18).............................      11,854,120               34.9

--------
  * Represents less than 1% of the outstanding shares of Common Stock.
 (1) Unless otherwise indicated, the address of each officer, director or 5% stockholder is c/o Support.com, Inc., Attention: Directors, Investors Relations, 575 Broadway, Redwood City, California 94063.

 (2) To the Company's knowledge, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable and the information contained in the notes to this table. Beneficial ownership is determined in accordance with the rules and regulations of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options held by that person that are currently exercisable or exercisable within 60 days of March 31, 2001 are deemed outstanding. These shares, however, are not deemed outstanding for the purposes of computing ownership of any other person. Applicable percentage ownership is based on 33,322,889 shares of common stock outstanding as of March 31, 2001.

 (3) Includes 3,098,550 shares held by SOFTBANK Technology Ventures IV L.P. STV IV L.L.C., the general partner of SOFTBANK Technology Ventures IV L.P., may be deemed to have sole voting and dispositive power of the shares. Includes 63,289 shares held by SOFTBANK Technology Advisors Fund L.P. STV IV L.L.C., the general partner of SOFTBANK Technology Advisors Fund L.P., may be deemed to have sole voting and dispositive power of the shares.

 (4) Includes 2,587,214 shares held by Accel VI L.P. Accel VI Associates L.L.C., the general partner of Accel VI L.P., may be deemed to have sole voting and dispositive power of these shares. Includes 10,400 shares held by Accel Internet Fund II L.P. Accel Internet Fund II Associates L.L.C., the general partner of Accel Internet Fund II L.P., may be deemed to have sole voting and dispositive power of these shares. Includes 41,320 shares held by Accel Keiretsu VI L.P. Accel Keiretsu VI Associates L.L.C., the general partner of Accel Keiretsu VI L.P., may be deemed to have sole voting and dispositive power of these shares. Includes 219,310 shares held by Accel Investors '98 L.P. James W. Breyer, Arthur C. Patterson, G. Carter Sednaoui, James R. Swartz and J. Peter Wagner, the general partners of Accel Investors '98 L.P., may be deemed to have sole voting and dispositive power of these shares.

 (5) Based on information reported on Form 13F filed with the Securities and Exchange Commission on February 14, 2001 for the period ending December 31, 2000.

 (6) Based on information reported on Schedule 13G filed with the Securities and Exchange Commission on February 12, 2001. The TCW Group, Inc. reports shared voting and shared dispositive power with respect to 1,925,248 shares as of December 31, 2000.

 (7) Includes 1,430,189 shares held by Anudip Limited Partnership. Ms. Basu and Dipak Basu are the general partners of Anudip Limited Partnership and share voting and dispositive power. Includes 980,111 shares subject to the Company's right of repurchase, which lapses over time. Includes 43,789 shares subject to options that are exercisable within 60 days of March 31, 2001.

 (8) Includes 40,000 shares issuable under immediately exercisable options and subject to the Company's right of repurchase, which lapses over time.

 (9) Includes 5,000 shares subject to options which are exercisable within 60 days of March 31, 2001.

(10) Includes 7,500 shares subject to options which are exercisable within 60 days of March 31, 2001.

(11) Mr. Russell is a member of STV IV L.L.C., the general partner of the owner of these shares. Mr. Russell disclaims beneficial ownership of these shares, except to the extent of his indirect pecuniary interest therein.

(12) Includes 255,672 shares held by Sippl Investments, LLC. Mr. Sippl is a managing member of Sippl Investments, LLC. Includes 330,500 shares held by Sippl MacDonald Ventures II, L.P. Mr. Sippl is a managing partner of Sippl MacDonald Ventures II, L.P. Mr. Sippl has shared voting and dispositive power over 586,172 of these shares.

(13) Includes 300,000 shares held by the Beattie 1999 Living Trust. Mr. Beattie and Barbara Beattie, the trustees of the trust, have shared voting and dispositive power of these 300,000 shares. Includes 260,000 shares held by The Beattie Limited Partnership. Includes 50 shares held by Mr. Beattie's daughter, all of which Mr. Beattie disclaims beneficial ownership. Includes 361,666 shares subject to the Company's right of repurchase, which lapses over time. Includes 12,540 shares subject to options which are exercisable within 60 days of March 31, 2001.

(14) Includes 250,000 shares issuable under immediately exercisable options subject to the Company's right of repurchase, which lapses over time. Includes 200,000 shares held by SDK Limited Partnership. Mr. Dale and Kelly Plater Dale are the general partners of SDK Limited Partnership and share voting and dispositive power over these 200,000 shares. Includes 41 shares subject to options which are exercisable within 60 days of March 31, 2001.

(15) Includes 250,000 shares issuable under immediately exercisable options subject to the Company's right of repurchase, which lapses over time. Includes 300,000 shares held by Cadir Lee Limited Partnership. Includes 41 shares subject to options which are exercisable within 60 days of March 31, 2001.

(16) Includes 218,751 shares subject to the Company's right of repurchase, which lapses over time. Includes 41 shares subject to options which are exercisable within 60 days of March 31, 2001.

(17) Includes 447,500 shares held by Rodoni Family Trust dated March 9, 2000 of which 115,105 shares are subject to the Company's right of repurchase, which lapses over time. Includes 6,290 shares subject to options which are exercisable within 60 days of March 31, 2001.

(18) Includes 1,560,528 shares subject to the Company's right of repurchase, which lapses over time. Includes 540,000 shares issued under immediately exercisable options subject to the Company's right of repurchase, which lapses over time. Includes 75,292 shares subject to options which are exercisable within 60 days of March 31, 2001.

                 EXECUTIVE COMPENSATION AND RELATED INFORMATION

   The following table summarizes all compensation paid to the Company's Chief Executive Officer and each of the Company's other five (5) most highly compensated executive officers whose total salary and bonus exceeded $100,000 in 2000, for services rendered in all capacities to the Company for the fiscal years ended December 31, 1999 and 2000. These individuals are referred to as the named executive officers. Other than the salary and bonus described below, the Company did not pay any named executive officer in the Summary Compensation Table any fringe benefits, perquisites or other compensation in excess of 10% of that executive officer's salary and bonus during each of 1999 and 2000.

                           Summary Compensation Table

                                                      Annual        Long Term
                                                   Compensation    Compensation
                                                ------------------ ------------
                                                                    Securities
                                                                    Underlying
       Name and Principal Position         Year Salary($) Bonus($)  Options(#)
       ---------------------------         ---- --------- -------- ------------
Radha R. Basu............................. 2000  200,000  100,000     350,000
 President, Chief Executive Officer and    1999   94,744   45,834   1,680,189
 Chairman of the Board

Brian M. Beattie.......................... 2000  180,000   72,000     100,000
 Chief Financial Officer                   1999   60,000   18,000     560,000

Anthony C. Rodoni......................... 2000  135,000   30,000      50,000
 General Manager, Europe, Middle East and  1999  135,000   30,000       7,500
 Africa,
 formerly Vice President of Marketing

Lucille Hoger(1).......................... 2000  146,667   18,277     300,000
 Vice President of Operations

Scott W. Dale............................. 2000  150,000      --          --
 Chief Technical Officer                   1999  120,833      --      250,000

Cadir B. Lee.............................. 2000  150,000      --          --
 Chief Software Officer                    1999  120,833      --      250,000

--------
(1) Ms. Hoger joined the Company in February 2000.

   The following tables set forth certain information as of December 31, 2000 and for the fiscal year then ended with respect to stock options granted to and exercised by the named executive officers. The options granted to Ms. Basu, Mr. Beattie and Mr. Rodoni were granted under the Company's 2000 Omnibus Equity Incentive Plan and are exercisable as to 1/48th each month over four years from the date of grant. The options granted to Ms. Hoger were granted under the Company's 1998 Stock Option Plan and vest as to 25% of the shares on the first anniversary of her employment start date and an additional 1/48th of the shares each month thereafter. The percent of the total options set forth below is based on an aggregate of 3,588,272 options granted to employees during fiscal year 2000. All options were granted at the then fair market value as determined by the Company's Board of Directors on the date of grant.

   Potential realizable value represents hypothetical gains that could be achieved for the options if exercised at the end of the option term assuming that the fair market value of the common stock on the date of grant appreciates at 5% and 10% over the option term (ten years) and that the option is exercised and sold on the last day of its option term for the appreciated stock price. The assumed 5% and 10% rates of stock price appreciation are provided in accordance with rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of the Company's future common stock price. Solely for purposes of determining the value of the options granted to Ms. Hoger, we have assumed that the fair market value of shares of common stock issuable upon exercise of options was $14.00 per share, the initial public offering price; since at the time the Company granted these options to Ms. Hoger, the Company's common stock was not traded in an established market. The options granted to Ms. Basu, Mr. Beattie and Mr. Rodoni were granted after our initial public offering, and we have therefore used the grant-date price (the closing price on the Nasdaq National Market on the date of grant) in determining the value of these options. The calculation includes the difference, if any, between the fair market value on the date of grant and the exercise price for such options. The hypothetical gains shown are net of the option exercise price but do not include deductions for taxes and other expenses payable upon exercise of the option or for sale of the underlying shares of common stock. Actual gains, if any, on stock option exercises will depend on the future performance of the Company's common stock, the officer's continued employment through applicable vesting periods and the date on which the options are exercised.

                             Option Grants in 2000

                                       Individual Grants                 Potential Realizable
                         ----------------------------------------------    Value at Assumed
                         Number of   % of Total                         Annual Rates of Stock
                         Securities   Options                           Price Appreciation for
                         Underlying  Granted to                              Option Term
                           Options  Employees in  Exercise   Expiration ----------------------
          Name           Granted(#) Fiscal Year  Price($/Sh)    Date      5%($)      10%($)
          ----           ---------- ------------ ----------  ---------- ---------- -----------
Radha Basu..............  350,000       9.75%     $10.438     11/27/10  $2,297,541 $ 5,822,419
Brian Beattie...........  100,000       2.79       10.438     11/27/10     656,440   1,663,548
Anthony Rodoni..........   50,000       1.39       10.438     11/27/10     328,220     831,774
Lucille Hoger...........  300,000       8.36         2.00       2/4/10   6,241,357  10,293,718
Scott Dale..............      --         --           --           --          --          --
Cadir Lee...............      --         --           --           --          --          --

                 Aggregate Option Exercises in Last Fiscal Year
                        and 2000 Year End Option Values

                                                   Number of Securities
                                                  Underlying Unexercised     Value of Unexercised
                                                        Options at          In-the-Money Options at
                             Shares      Value     December 31, 2000(#)     December 31, 2000($)(2)
                            Acquired    Realized ------------------------- -------------------------
          Name           on Exercise(#)  ($)(1)  Exercisable Unexercisable Exercisable Unexercisable
          ----           -------------- -------- ----------- ------------- ----------- -------------
Radha Basu..............   1,680,189    $840,095     7,291      342,709     $  71,539   $3,362,661
Brian Beattie...........         --          --      2,083       97,917        20,438      960,762
Anthony Rodoni..........     170,556     324,056     1,041       48,959        10,214      480,386
Lucille Hoger...........     300,000           0       --           --            --           --
Scott Dale..............         --          --    250,000          --      4,837,500          --
Cadir Lee...............         --          --    250,000          --      4,837,500          --

--------
(1) Calculated on the basis of the fair market value of the underlying securities at the exercise date minus the exercise price.
(2) Calculated on the basis of the fair market value of the underlying securities at December 31, 2000 ($20.25 per share) minus the exercise price.

Employment Agreements and Change of Control Arrangements

   We currently have formal employment agreements with Scott Dale, our vice president of engineering, and Cadir Lee, our chief software officer, which were originally entered into in August 1999. Both agreements had an initial term of one year and are automatically renewed for three successive one-year terms unless terminated with 30 days notice. Both agreements also contain non-competition provisions. In November 2000, the Compensation Committee approved an annual salary of $180,000 and a bonus of $50,000 tied to certain criteria for both Mr. Dale and Mr. Lee, respectively, for fiscal year 2001. Under the terms of the original employment agreement and unchanged by the Compensation Committee, Mr. Dale and Mr. Lee are entitled to salary through date of termination if terminated for cause; salary, benefits and bonus earned through their date of termination if terminated without cause or because of constructive termination; and salary and benefits for three months after termination if terminated for disability.

   We have officer offer letters with Radha Basu, our president, chief executive officer and chairman, Brian Beattie, our chief financial officer, senior vice president of finance and administration, Lucille Hoger, our vice president of operations, and Anthony Rodoni, our general manager, Europe, Middle East and Africa. All of these officers may leave or be terminated at any time.

   In November 2000, the Compensation Committee approved for Ms. Basu an annual salary of $250,000 and a potential bonus of $150,000 tied to certain criteria for fiscal year 2001. Under the terms of Ms. Basu's offer letter, if Ms. Basu is terminated for any reason other than for cause or if she terminates her own employment under specified circumstances, she is entitled to 12 months of her salary, continued participation in all benefit plans for 12 months, vesting of all stock options granted to her that would have vested by the end of the month of her termination, and a portion of her bonus based on the number of months worked during that year. Within 12 months following a change of control of Support.com, if Ms. Basu is terminated for any reason other than for cause or if she terminates her employment under specified circumstances, she is entitled to vesting of all stock options granted to her by Support.com, 12 months of her salary, continued participation in all benefit plans for 12 months and a portion of her bonus based on the number of months worked during that year.

   Mr. Beattie is entitled to an annual salary of $210,000 and a potential bonus of $105,000 tied to certain criteria as established by the Compensation Committee in November 2000. Under the terms of Mr. Beattie's offer letter, if Mr. Beattie is terminated for any reason other than for cause or if he terminates his own employment under specified circumstances, he is entitled to six months of his salary, continued participation in all benefit plans for six months, vesting of all stock options granted to him that would have vested by the end of the month of his termination, and a portion of his bonus based on the number of months worked during that year. Within 12 months following a change of control of Support.com, if Mr. Beattie is terminated for any reason other than for cause or if he terminates his employment under specified circumstances, he is entitled to vesting of 50% of his remaining unvested stock options granted to him by Support.com, six months of his salary, continued participation in all benefit plans for six months and a portion of his bonus based on the number of months worked during that year.

   Ms. Hoger is entitled to an annual salary of $175,000 and a potential bonus of $35,000 tied to certain criteria as approved by the Compensation Committee in November 2000. Under the terms of her offer letter, if Ms. Hoger is terminated for any reason other than for cause or if she terminates her own employment under specified circumstances, she is entitled to six months of her salary, continued participation in all benefit plans for six months and vesting of all stock options granted to her that would have vested by the end of the month of her termination. Within 12 months following a change of control of Support.com, if Ms. Hoger is terminated for any reason other than for cause or if she terminates her employment under specified circumstances, she is entitled to vesting of 50% of the remaining stock options granted to her by Support.com, six months of her salary and continued participation in all benefit plans for six months, and a portion of her bonus based on the number of months worked during that year.

   Mr. Rodoni is entitled to an annual salary of $175,000 and a potential bonus of $60,000 tied to certain criteria as approved by the Compensation Committee. Under the terms of his offer letter, upon a change of control of Support.com, Mr. Rodoni is entitled to vesting of 50% of his remaining unvested stock options granted to him by Support.com in connection with his original offer letter.

Compensation Committee Interlocks and Insider Participation

   The Compensation Committee consists of two non-employee directors, Bruce Golden and Roger Sippl. Neither Mr. Golden nor Mr. Sippl serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee.

                      REPORT OF THE COMPENSATION COMMITTEE
              OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

   The compensation committee of the Company's Board of Directors (the "Compensation Committee") consists of two non-employee directors, Bruce Golden and Roger J. Sippl, neither of whom have interlocking relationships as defined by the Securities and Exchange Commission. The Compensation Committee is responsible for setting and administering the policies governing annual compensation of executive officers, considers their performance and makes recommendations regarding their cash compensation and stock options to the full Board of Directors. The Compensation Committee was recently established in connection with the Company's initial public offering and therefore the Compensation Committee has a limited history. The Compensation Committee expects, pursuant to its charter, to periodically review the approach to executive compensation and make changes as competitive conditions and other circumstances warrant and will seek to ensure the Company's compensation philosophy is consistent with the Company's best interests and is properly implemented.

Compensation Philosophy and Review

   In July 2000, the Company completed the initial public offering of its common stock and became a reporting company at that time. To date, the compensation of the executive officers has reflected a private "start-up" company philosophy with the salary component at lower levels and the stock component at higher levels than would otherwise be applicable in an established company environment. The Compensation Committee strives to ensure that the Company's executive compensation programs will enable the Company to attract and retain key people and motivate them to achieve or exceed certain key objectives of the Company, including certain financial goals, such as profitability and asset management.

   The Compensation Committee believes that compensation of the Company's executive officers should (a) encourage creation of stockholder value and achievement of certain corporate objectives, (b) integrate compensation with the Company's annual and long-term corporate objectives and strategy, and focus executive behavior on the fulfillment of those objectives, (c) provide a competitive total compensation package that enables the Company to attract and retain, on a long-term basis, high caliber personnel, and (d) align the interests of executive officers with the long-term interests of stockholders. As the Company continues to grow and develop, the Company and the Compensation Committee will work to shift compensation arrangements to mirror those of other publicly traded companies in similar sectors and to reflect the size and value of the Company.

   To meet these objectives, executive compensation is comprised of three elements (i) base salary, (ii) incentive awards payable in cash and (iii) long-term stock-based incentive awards. The overall compensation package is variable. The Company's policy is generally to qualify and structure such variable compensation arrangements so as to qualify for deductibility under
Section 162(m) of the Internal Revenue Code. However, the Company reserves the discretion to pay compensation to its executive officers that may not be deductible.

   The summary below describes in more detail the factors which the Board considers in establishing each of the three primary components of the variable compensation package provided to the executive officers.

Key Elements of Executive Compensation

   The Compensation Committee determined the base salaries and incentive awards of the executive officers for fiscal 2001. The Company provides its executive officers with a variable compensation package consisting of base salary, cash incentive awards and participation in benefit plans generally available to other employees.

   Base Salary. The Compensation Committee reviews salaries recommended by the Chief Executive Officer for executive officers other than the Chief Executive Officer. The Compensation Committee set the salary and bonus potential of each executive officer on a case by case basis. Final decisions on base salary adjustments of executive officers other than the Chief Executive Officer are made with the Chief Executive Officer's involvement. In determining the appropriate salary levels for the executive officers, the Compensation Committee considers, among other factors, each executive officer's relative position, scope of responsibility and historical and expected contributions to the Company.

   Cash Incentive Awards. The cash incentive awards vary for each of the executive officers. The incentive award depends on the extent to which business and individual performance objectives are achieved. The Company's objectives consist of operating, strategic and financial goals that are considered to be critical to its fundamental long-term goal of building stockholder value.

   Stock-based Incentive Awards. The Compensation Committee believes that stock options provide additional incentive to executive officers to work toward maximizing stockholder value. Grants of stock options to executive officers are based upon each executive officer's relative position, scope of responsibility, historical and expected contributions to the Company, and the executive officer's existing stock ownership and previous option grants. The Committee strives to align the interests of the Company's executive officers with the long-term interests of stockholders through stock option grants such that grants of stock options should relate the performance of the executive to the market perception of the performance of the Company.

Chief Executive Officer Compensation

   The Compensation Committee meets without the presence of the Chief Executive Officer to evaluate her performance and uses the same procedures described above in setting her annual compensation package. For fiscal year 2000, the Compensation Committee decided to raise Ms. Basu's salary from $200,000 to $250,000. The Compensation Committee considered Ms. Basu's many accomplishments in helping to grow the Company, increase the Company's senior management team as the Company's business expanded in scope and grew in size, as well as Ms. Basu's expected contributions to the Company in the future. On November 27, 2000, Ms. Basu received an option to purchase 350,000 shares of the Company's Common Stock at an exercise price of $10.438 per share, the closing price per share on the Nasdaq National Market on that day. The option becomes exercisable as to 1/48th of the shares each full month of service. As of March 31, 2001, Ms. Basu had a right to exercise 29,166 shares. Ms. Basu received a bonus of $100,000 for services rendered in 2000.

                                          Submitted by the Compensation
                                           Committee of the Company's Board of
                                           Directors

                                          Bruce Golden
                                          Roger J. Sippl

                         STOCK PRICE PERFORMANCE GRAPH

   The following graph illustrates a comparison of the cumulative total stockholder return (change in stock price plus reinvested dividends) of the Company's Common Stock and the CRSP Total Return Index for the Nasdaq U.S. and Foreign Stocks (the "Nasdaq Composite Index") and J.P. Morgan H&Q Computer Software Index. The graph assumes that $100 was invested on July 19, 2000 (the date of the Company's initial public offering) at the offering price of $14 per share, and $100 was invested on July 19, 2000 in the Nasdaq Composite Index and the J.P. Morgan H&Q Computer Software Index and that all dividends were reinvested. No cash dividends have been declared or paid on the Company's Common Stock. The Company's Common Stock has been traded on the Nasdaq National Market since July 19, 2000. The comparisons in the table are required by the Securities and Exchange Commission and are not intended to forecast or be indicative of possible future performance of the Company's Common Stock.

             COMPARISON OF FIVE MONTH CUMULATIVE TOTAL RETURN AMONG
                               SUPPORT.COM, INC.,
                        THE NASDAQ COMPOSITE INDEX, AND
                    J.P. MORGAN H&Q COMPUTER SOFTWARE INDEX

                        [STOCK PRICE PERFORMANCE GRAPH]

                     CUMULATIVE TOTAL RETURN AT PERIOD END

                                                     July 19, Sept. 29, Dec. 29,
                                                       2001     2000      2000
                                                     -------- --------- --------
Support.com, Inc....................................   $100     $219      $145
Nasdaq Composite Index..............................   $100     $ 88      $ 59
J.P. Morgan H&Q Computer Software Index.............   $100     $110      $ 80

   The information contained above under the captions "Report of the Compensation Committee of the Board of Directors on Executive Compensation" and "Stock Price Performance Graph" shall not be deemed to be soliciting material or to be filed with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, (the "Securities Act") or the Exchange Act, except to the extent that the Company specifically incorporates it by reference into such filing.

           REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS(1)

   The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors of Support.com. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements for fiscal year 2000 with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

   The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards and in compliance with Statement on Auditing Standards No. 61. In addition, the Audit Committee has discussed with the independent auditors the auditors' independence from management and the Company, including the matters provided to the Audit Committee by the independent auditors in the written disclosures and the letter required by the Independence Standards Board No. 1. The Audit Committee discussed with the auditors the compatibility of nonaudit services with the auditors' independence.

   The Audit Committee discussed with the Company's independent auditors the overall scope and plans for their respective audits. The Audit Committee met with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls and the overall quality of the Company's financial reporting. The Committee held two meetings during fiscal year 2000.

   In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000 for filing with the Securities and Exchange Commission. The Audit Committee and the Board have also recommended, subject to stockholder approval, the selection of the Company's independent auditors.

                                          From the members of the Audit
                                           Committee:

                                          Bruce Golden
                                          Manuel Diaz
                                          Edward S. Russell

--------
(1) The material in this report is not "soliciting material," is not deemed "filed" with the SEC and is not to be incorporated by reference into any filing of the Company under the 1933 Act or 1934 Act, whether made before or after the date hereof and irrespective of any general incorporation language contained in such filing.

                                   PROPOSAL 2

                      RATIFICATION OF INDEPENDENT AUDITORS

   Upon the recommendation of the Audit Committee, the Board of Directors has appointed the firm of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2001, subject to ratification by the stockholders. Ernst & Young LLP has audited the Company's financial statements since the Company's inception in 1997. Representatives of Ernst & Young LLP are expected to be present at the Company's Annual Meeting. They will have an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions.

Audit and Non-Audit Fees

   Audit Fees. The aggregate fees billed by Ernst & Young LLP for professional services rendered for the audit of the Company's annual financial statements for fiscal year 2000 and the reviews of the financial statements included in the Company's Forms 10-Q and Form 10-K was $224,000. Less than 50% of the hours expended on the engagement to audit the Company's financial statements for fiscal year 2000 were attributed to work performed by persons other than Ernst & Young LLP's full time, permanent employees.

   Financial Information Systems Design and Implementation Fees. No fees were billed for professional services rendered for information technology services related to financial information systems design and implementation by Ernst & Young LLP for fiscal year 2000.

   All Other Fees. The aggregate fees billed for services rendered by Ernst & Young LLP other than for the services described above, including services rendered in connection with our initial public offering, tax consulting, permitted internal audit outsourcing and other non-audit services, for fiscal year 2000 was $526,000.

   Upon consideration, the Audit Committee determined that the provision of the services other than the audit services is compatible with maintaining Ernst & Young LLP's independence.

Required Vote

   Ratification will require the affirmative vote of a majority of the shares present and voting at the meeting in person or by proxy. In the event ratification is not provided, the Board of Directors will review its future selection of the Company's independent auditors.

   The Board of Directors recommends a vote "FOR" ratification of Ernst & Young LLP as the Company's independent auditors.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Under the securities laws of the United States, the Company's directors, executive officers and any persons holding more than 10% of the Company's Common Stock are required to report their initial ownership of the Company's Common Stock and any subsequent changes in that ownership to the Securities and Exchange Commission. Specific due dates for these reports have been established and the Company is required to identify in this Proxy Statement those persons who failed to timely file these reports. Based solely on a review of Forms 3, 4 and 5 and any amendments thereto furnished to the Company, the Company believes that all of the Section 16 filing requirements were satisfied for 2000.

                                 OTHER MATTERS

   The Company knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in accordance with the judgment of the persons voting the proxies.

   Whether you intend to be present at the Annual Meeting or not, we urge you to submit your vote by telephone or via the Internet or to return your signed proxy form promptly.

                                          By order of the Board of Directors.

                                          /s/ Radha R. Basu
                                          Radha R. Basu
                                          President, Chief Executive Officer
                                           and Chairman of the Board

April 30, 2001

                                                                   July 27, 2000

                                   APPENDIX A

                      SUPPORT.COM AUDIT COMMITTEE CHARTER

Organization

   This charter governs the operations of the audit committee. The committee shall review and reassess the charter at least annually and obtain the approval of the board of directors. The committee shall be appointed by the board of directors and shall comprise at least three directors, each of whom are independent of management and the Company. Members of the audit committee shall be considered independent if they have no relationship to the Company that may interfere with the exercise of their independence from management and the Company. All audit committee members shall be financially literate, and at least one member shall have accounting or related financial management expertise.

Statement of Policy

   The audit committee shall provide assistance to the board of directors in fulfilling their oversight responsibility to the stockholders, potential stockholders, and investment community, and others relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of the Company's financial statements, and the legal compliance and ethics programs as established by management and the board. In so doing, it is the responsibility of the audit committee to maintain free and open communication between the committee, the independent auditors, the internal auditors and management of the Company. In discharging this oversight role, the committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel, or other experts for this purpose.

Responsibilities

   The primary responsibility of the audit committee is to oversee the Company's financial reporting process on behalf of the board and report the results of their activities to the board. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible, in order best to react to changing conditions. The committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices and ethical behavior.

   The following shall be the principal recurring processes of the audit committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the committee may supplement them as appropriate.

  . The committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the board of directors and the audit committee, as the stockholders' representatives, and that the board of directors and the audit committee have the ultimate authority and responsibility to evaluate, and where appropriate, replace the independent auditors. The committee shall discuss with the auditors their independence from management and the Company and the matters included in the written disclosure required by the Independence Standards Board. Annually, the committee shall review and recommend to the board the selection of the Company's independent auditors, subject to shareholders' approval.

  . The committee shall discuss with the internal auditors and the independent auditors the overall scope and plans for their respective audits including the adequacy of staffing and compensation. Also, the committee shall discuss with management, the internal auditors, and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk, and legal and ethical compliance programs. Further, the committee shall meet separately with the internal auditors and the independent auditors, with and without management present, to discuss the results of their examinations.

  . The committee shall review the interim financial statements with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-Q (or prior to the press release of results, if possible). Also, the committee shall discuss the results of the quarterly review and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards. The chair of the committee may represent the entire committee for purposes of this review.

  . The committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of the Form 10-K), including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the committee shall discuss the results of the annual audit and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards.

  . Report the results of the annual audit to the board of directors. If requested by the board, invite the independent auditors to attend the full board of directors meeting to assist in reporting the results of the annual audit or to answer other directors' questions (alternatively, the other directors, particularly the other independent directors, may be invited to attend the audit committee meeting during which the results of the annual audit are reviewed).

  . Review the report of the audit committee in the annual report to stockholders and the Annual Report on Form 10-K disclosing whether or not the committee had reviewed and discussed with management and the independent auditors, as well as discussed within the committee (without management or the independent auditors present), the financial statements and the quality of accounting principles and significant judgments affecting the financial statements. In addition, disclose the committee's conclusion on the fairness of presentation of the financial statements in conformity with generally accepted accounting principles based on those discussions.

  . Submit the minutes of all meetings of the audit committee to, or discuss the matters discussed at each committee meeting with, the board of directors.

  . Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

  . Monitor the Company's investments and financial position.

PROXY                         SUPPORT.COM, INC.                            PROXY
               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby authorizes RADHA R. BASU or BRIAN M. BEATTIE, as Proxies with full power in each to act without the other and with the power of substitution in each, to represent and to vote all the shares of stock the undersigned is entitled to vote at the Annual Meeting of Stockholders of Support.com, Inc. (the "Company") to be held at the Hotel Sofitel at 223 Twin Dolphin Drive, Redwood City, California on June 13, 2001 at 10:00 a.m., or at any postponements or adjournment thereof, and instructs said Proxies to vote as follows:
Shares represented by this proxy will be voted as directed by the stockholder. If no such directions are indicated, the Proxies will have the authority to vote for the election of directors listed below, for Proposal 2, and in accordance with the discretion of the Proxies on any other matters as may properly come before the Annual Meeting.

PLEASE MARK, DATE, SIGN, AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.
This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this proxy will be voted "FOR" the election of directors listed below and Proposal 2.

1. Proposal to elect
   (01) Radha R. Basu                          [_]               [_]
   (02) Manuel F. Diaz
   (03) Bruce Golden                          FOR ALL          WITHHOLD
   (04) Claude M. Leglise                     nominees      for all nominees
   (05) Christopher W. Lochhead
   (06) Edward S. Russell                      [_]
   (07) Roger J. Sippl
   as directors of the Company to           AUTHORITY TO VOTE for all
   serve until the next Annual              nominees, except those listed below.
   Meeting of Stockholders or
   until their successors are               (To withhold authority to vote for
   duly elected and qualified.              an individual nominee(s), write the
                                            name of such nominee(s) for whom
                                            you wish to withhold authority to
                                            vote in the space provided below.)


                                            -----------------

                                            -----------------

2.  Proposal to confirm the appointment of     FOR          AGAINST      ABSTAIN
    Ernst & Young LLP as the Company's         [_]          [_]          [_]
    Independent Auditors.

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments thereof.

                                              Date:_______________________, 2001

                                              ____________________________
                                              Signature
                                              ____________________________
                                              Signature if held jointly

Please sign where indicated below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in full partnership name by an authorized person.


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in the same manner as if you have marked, signed and returned your proxy card.
--------------------------------------------------------------------------------
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to enter a CONTROL NUMBER located at the bottom of this form.
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OPTION B:  If you choose to vote on each item separately, Press 0. You will hear these instructions:
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           press 9; To WITHHOLD FOR AN INDIVIDUAL nominee, press 0 and listen to the instructions.
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           The instructions are the same for all remaining items to be voted.
                           When asked, you must confirm your vote by pressing 1
--------------------------------------------------------------------------------

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enter a control number which is located at the bottom of this form. Then follow the instructions. THE WEBSITE for voting is www.proxyvoting.com/support
--------------------------------------------------------------------------------
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                             THANK YOU FOR VOTING!

CALL **TOLL FREE** 1-800-676-5925 ON A TOUCH-TONE TELEPHONE - ANYTIME. There is NO CHARGE to you for this call

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